ARTICLES OF AMENDMENT TO
              ARTICLES OF INCORPORATION OF
                 STARTCALL.COM, INC.

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The undersigned, being one hundred percent of the directors of STARTCALL.COM, INC. (the "Corporation"), for
purposes of amending the Articles of Incorporation, pursuant to Florida Statutes Section 607.1005, so as to change the name of the Corporation and change the capital structure of the CORPORATION, does hereby certify as follows:
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1.     The name of the Corporation is STARTCALL.COM, INC.
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2.     The Certificate of Incorporation of the corporation
is hereby amended by deleting Article V thereof in its entirety and by substituting in lieu thereof the following new Article V.
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                        "ARTICLE V
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The aggregate number of shares which this corporation shall have authority to issue is the total sum of FIFTY MILLION (50,000,000) each shares having a individual par value of $.000666. All of which shall be of the same common class."
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4.     The aforesaid Amendment was adopted prior to the
issuance of the stock of the Corporation.
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IN WITNESS WHEREOF, the Corporation, by the undersigned, has executed these Articles of Amendment to the Articles of
Incorporation of the   day of March, 2001, effective June 7,
2000.
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/s/ Antoinio Tremonio
------------------------
Director and President
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/s/ Sylvio Martini,
------------------------
Director
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STATE OF FLORIDA
COUNTY OF MIAMI-DADE
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     THE FOREGOING INSTRUMENT was acknowledged before me
this day of March, 2001 by Antonio Treminio a director and president of Startcall.com, Inc., on behalf of said corporation. He is personally known to me or produced Drivers License as identification.
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Anderson Castro
---------------------------------
Notary Public, State of Florida
CC 948811
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                ARTICLES OF AMENDMENT TO
              ARTICLES OF INCORPORATION OF
               CLICK AND CALL CORPORATION
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The undersigned, being one hundred percent of the directors of CLICK AND CALL CORPORATION (the "Corporation"), for purposes of amending the Articles of Incorporation, pursuant to Florida Statutes Section 607.1005, so as to change the name of the Corporation and change the capital structure of the CORPORATION, does hereby certify as follows:
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1.     The name of the Corporation is CLICK AND CALL
CORPORATION."
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2.     The Certificate of Incorporation of the corporation
is hereby amended by deleting Article I thereof in its entirety and by substituting in lieu thereof the following new Article I.
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                        "ARTICLE I
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The name of this Corporation is:
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START CALL.COM, INC.
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3.     The Certificate of Incorporation of the Corporation
is hereby amended by deleting Article V thereof in its entirety and by substituting in lieu thereof the following new Article V:
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                        "ARTICLE V
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The aggregate number of shares which this corporation shall have authority to issue is the total sum of FIFTY MILLION (50,000,000) each shares having a individual par value of $.001. All of which shall be of the same common class."
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4.     The aforesaid Amendment was adopted prior to the
issuance of the stock of the Corporation.
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IN WITNESS WHEREOF, the Corporation, by the undersigned, has executed these Articles of Amendment to the Articles of Incorporation of the 5th day of June 2000.
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/s/ Antoinio Tremonio                /s/ Sean Kanov,
------------------------             -----------------------
Director and President               Director and Controller
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/s/ Sylvio Martini,
------------------------
Director
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ARTICLES OF INCORPORATION
             OF CLICK AND CALL CORPORATION
   These Articles are in compliance with Chapter 607, F.S.
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                       ARTICLE I
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The name of this corporation shall be: CLICK AND CALL
CORPORATION
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                       ARTICLE II
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This Corporation shall commence existence upon the date of
filing with the Division of Corporations, state of Florida, and shall have perpetual existence.
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                       ARTICLE III
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The principal place of business and mailing address of this corporation shall be: 1001 BRICKELL BAY DRIVE, SUITE #1402,
MIAMI, FLORIDA 33131
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                        ARTICLE IV
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The general nature of business of this corporation is to
transact any and all lawful business.
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                         ARTICLE V
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The aggregate number of share which this corporation shall
have authority to issue is the total sum of $1,000 shares having an individual par value of $1.00.
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Unless otherwise stated in these articles, or in an
amendment to those articles, there shall be only one (1) class of stock of this corporation.
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                         ARTICLE VI
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The name and street address of the initial Registered Agent of this corporation shall be:
                    SEAN KANOV
                    1001 BRICKELL BAY DRIVE, SUITE #1402
                    MIAMI, FLORIDA 33131
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                       ARTICLE VII
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The initial Board of Directors shall consist of a total of 4 person(s) and the name and address of the person(s) who are to serve as an initial director(s) is (are):
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ANTONIO TREMINIO     1001 BRICKELL BAY DRIVE, SUITE #1402
PRESIDENT            MIAMI, FL 33131
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SEAN KANOV           7775 S.W. 125 TERR.
CONTROLLER           MIAMI, FL 33156
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CARLOS AVAD          15310 S.W. 52 LANE
                     MIAMI, FL 33185
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SYLVI9 MARTINI       1244 PENNSYLVANIA AVENUE, #201
                     MIAMI, FL 33139
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                    ARTICLE VIII
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The name and address of the incorporator executing these
Articles of Incorporation is:
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               EMPIRE CORPORATE KIT OF AMERICA, INC.
               1492 WEST FLAGLER STREET #200
               MIAMI, FLORIDA 33135
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The undersigned has executed these Articles of Incorporation this 19th day of October, 1999.
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                                   /s/ Ray Stormont
                                   ------------------------
                                   Incorporator
                                   Ray Stormont/President
                                   Signing for
                                   Empire Corporate Kit
                                   of America, Inc.
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                                   H99000026277
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